SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-KA
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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 10, 2003


                            ATSI COMMUNICATIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

             1-15687                                    74-2849995
     (COMMISSION FILE NUMBER)               (I.R.S. EMPLOYER IDENTIFICATION NO.)

         8600 WURZBACH ROAD, SUITE 700W
               SAN ANTONIO, TEXAS                             77240
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


                                 (210) 614-7240
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




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ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On December 09, 2003, ATSI Communications, Inc.'s Board of Directors approved the recommendation of its Audit Committee that the firm of Tanner + Co. be dismissed as its independent public accountants. A discussion was also held by the Audit Committee with Antonio Estrada, Corporate Controller. On December 10, 2003 Tanner + Co. was dismissed as the Company's independent public accountants.

     On December 09, 2003, ATSI Communications, Inc.'s Board of Directors approved the recommendation of its Audit Committee that the firm of Malone & Bailey, PLLC be engaged as its independent public accountants for the fiscal year ending July 31, 2004. The recommendation of the Audit Committee was made after discussions with Antonio Estrada, Corporate Controller. On December 10, 2003 the firm of Malone & Bailey, PPLC was engaged as the Company's independent public accountants.

     During the year ended July 31, 2002 and 2003 and through the date hereof, there were no disagreements with Tanner + Co. on any matters of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of the former auditors, would have been referred to in the auditors' report had such a report been issued and there were no "reportable events" as described in Item 304(a)(1)(v) of Regulation S-K.

     Tanner + Co.'s report on the financial statements for the years ended July 31, 2002 and 2003 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the opinion of Tanner + Co. was qualified to reflect the uncertainty regarding the ability of the Company to continued as a going concern due to the financial difficulties faced by the Company during the audited periods but was not otherwise qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the year ended July 31, 2002 and 2003, and through the date hereof, the Company did not consult Malone & Bailey, PLLC with respect to the application of accounting principles to a specified transaction, proposed or completed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events pursuant to Item 304 (a).

ITEM 7.    EXHIBITS

16 Letter from Tanner + Co. dated December 31, 2003 re: their agreement with the statements in this filing.


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                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 ATSI Communications, Inc.
                                                 Dated: December 31, 2003

                                                 By:  /s/ Antonio Estrada

                                                      --------------------------
                                                          Antonio Estrada
                                                          Corporate Controller




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